Prepaid Expenses and Other Current Assets, Net (Tables)	6 Months Ended
Jun. 30, 2025
Prepaid Expenses and Other Current Assets, Net [Abstract]
Schedule of Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following:

	June 30, 2025	December 31, 2024
Advance to suppliers (1)	$1,715,967	$883,391
Prepaid expenses (2)	273,867	713,597
Other receivables (3)	265,263	998,429
Less: allowance for credit losses	-	-
Total prepaid expenses and other current assets, net	$2,255,097	$2,595,417

(1)	Advance to suppliers primarily consists of advance payments paid to suppliers for purchases of raw materials for bakery products.

(2)	Prepaid expenses primarily represent prepaid rental expenses, professional fees, and other miscellaneous expenses for the Company’s bakery stores.

(3)	Other receivables are mainly business advances to officers and staff for business travel and sundry expenses. As of June 30, 2025 and December 31, 2024, the balance also included $150,000 and $60,020 receivable due from two third parties, respectively, as the Company entered into two cooperation agreements with two separate third parties, and granted the third parties licenses to use the Chanson Greenwich and Chanson 3rd Ave stores for events from August 1, 2023 to July 31, 2024 and from February 1, 2025 to July 31, 2025, respectively. Additionally, the balance as of December 31, 2024, also included $830,000 proceeds due from the same third party as the Company disposed all the property and equipment of Chanson Greenwich to the third party. The balance of $890,020 as of December 31, 2024 mentioned above was fully collected during the six months ended June 30, 2025.